EMPOWER ANNUITY INSURANCE COMPANY
PRIAC VARIABLE CONTRACT ACCOUNT A
Empower Retirement Security Annuity IV
Supplement to Prospectus Dated May 1, 2023
Supplement dated December 27, 2023
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at
1-877-778-2100.
We are issuing this supplement to update fee, expense, and example information associated with the PGIM Balanced Fund (Class Z), effective November 29, 2023.
PROSPECTUS CHANGES

1.	Under “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT”
(a) In the “
Ongoing Fees and Expenses (annual charges)
” section of the “FEES AND EXPENSES” table, we are replacing the Annual Fee chart with the following:

Annual Fee	Minimum	Maximum
Base Contract 1

Plan Type A	1.00%	3.25%
Plan Type B	1.15%	3.00%
Investment Options (Portfolio Fees and Expenses)	0.55%	0.85%
Optional Benefits For An Additional Charge 2	None	None

1	The Base Contract fee includes the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
2	The Optional Benefit is the Optional Spousal Benefit.
(b) In the “
Ongoing Fees and Expenses (annual charges)
” section of the “FEES AND EXPENSES” table, we are replacing the Lowest Annual Cost and Highest Annual Cost chart with the following:
PLAN TYPE A

Lowest Annual Cost $1,406	Highest Annual Cost $3,300
Assumes:
•  Investment of $100,000
•  5% annual appreciation
•  Least expensive combination of Base Contract fee and portfolio fees and expenses
•  No sales charges
•  No additional purchase payments, transfers or withdrawals

Assumes:
•  Investment of $100,000
•  5% annual appreciation
•  Most expensive combination of Base Contract fee and portfolio fees and expenses
•  No sales charges
•  No additional purchase payments, transfers or withdrawals

2023-PROSUPP-9-ERSA IV

PLAN TYPE B

Lowest Annual Cost $1,531	Highest Annual Cost $3,135
Assumes:
•  Investment of $100,000
•  5% annual appreciation
•  Least expensive combination of Base Contract fee and portfolio fees and expenses
•  No sales charges
•  No additional purchase payments, transfers or withdrawals

Assumes:
•  Investment of $100,000
•  5% annual appreciation
•  Most expensive combination of Base Contract fee and portfolio fees and expenses
•  No sales charges
•  No additional purchase payments, transfers or withdrawals

2.	Under “FEE TABLE”
(a) We are replacing the table entitled “Annual Portfolio Company Expenses” with the following:

ANNUAL PORTFOLIO COMPANY EXPENSES

	Minimum	Maximum
Annual Portfolio Company Expenses	0.55%	0.85%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
(b) We are replacing the table entitled “Example” with the following:

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
EXAMPLE 1 Plan Type A

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your Contract at the end of the applicable time period:	$4,118	$12,467	$20.966	$42,893
If you annuitize at the end of the applicable time period:	$4,118	$12,467	$20.966	$42,893
If you do not surrender your Contract:	$4,118	$12,467	$20,966	$42,893

2023-PROSUPP-9-ERSA IV

EXAMPLE 2 Plan Type B

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your interest in the Contract at the end of the applicable time period:	$3,872	$11,751	$19,811	$40,788
If you annuitize at the end of the applicable time period:	$3,872	$11,751	$19,811	$40,788
If you do not surrender your interest in the Contract:	$3,872	$11,751	$19,811	$40,788

3.	Under “Section 5: What Are The Expenses Associated With The Empower Retirement Security Annuity IV?”
We are replacing the
sub-section
entitled “Underlying Mutual Fund Fees” with the following:
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund is 0.85% annually. Without regard to expense caps, the total fees and operating expenses of the PGIM 60/40 Allocation Fund is 0.55% annually. For additional information about these fund fees, please consult the prospectus for each fund.

4.	Under “APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT”
We are replacing the chart in Appendix A with the following:

Portfolio Type/ Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-year	5-year	10-year
Moderate Allocation The investment objective of the fund is to seek income and long-term growth of capital.	PGIM Balanced Fund (Class Z) 1 (Closed to new investors and transfers) Adviser: PGIM Investments LLC Sub-Advisers: PGIM Quantitative Solutions LLC (Asset Allocation and Equity Subadviser) PGIM Fixed Income PGIM Limited (Fixed Income Subadvisers)	0.79%	-16.06%	3.57%	6.87%

Moderate Allocation The investment objective of the fund is to seek a balance between growth and conservation of capital.	PGIM 60/40 Allocation Fund (Class R6) 2 Adviser: PGIM Investments LLC Sub-Adviser: PGIM Quantitative Solutions LLC	0.40%	-15.64%	4.96%	5.82%

2023-PROSUPP-9-ERSA IV

1.
Where applicable, the manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2025 without the prior approval of the Fund’s Board of Directors.

2.
The manager has contractually agreed, through November 30, 2024, to limit Current Expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2024 without the prior approval of the fund’s Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2023-PROSUPP-9-ERSA IV